Exhibit 99.1

For Immediate Release	Contact:	David F. Kirby
Hudson Highland Group
212-351-7216
david.kirby@hudson.com

Hudson Highland Group Reports
2010 Second Quarter Financial Results

NEW YORK, NY – August 3, 2010 – Hudson Highland Group, Inc. (Nasdaq: HHGP), one of the world’s leading providers of permanent recruitment, contract professionals and talent management solutions, today announced financial results for the second quarter ended June 30, 2010.

2010 Second Quarter Summary

•	Revenue of $195.0 million, an increase of 12.1 percent from $173.8 million for the second quarter of 2009, and an increase of $14.9 million or 8.2 percent from the first quarter of 2010

•
Gross margin of $74.2 million, or 38.1 percent of revenue, up 14.4 percent from $64.9 million, or 37.3 percent of revenue for the same period last year, and an increase of $7.8 million or 11.8 percent from the first quarter of 2010

•
EBITDA* of $3.1 million, or 1.6 percent of revenue, improved from an EBITDA loss of $9.5 million for the second quarter of 2009, which included $3.6 million of restructuring charges and $1.5 million of goodwill and other impairment charges

•	Net income of $0.2 million, or $0.01 per basic and diluted share, compared with net loss of $17.8 million, or $0.68 per basic and diluted share, for the second quarter of 2009

* EBITDA is defined in the segment tables at the end of this release and includes other non-operating income.

“Our second quarter was highlighted by strong sequential gross margin growth across every major geography, with particular strength in the U.K., Australia and Asia,” said Jon Chait, Hudson Highland Group’s chairman and chief executive officer.  “We have not seen any signs of client pull back from our key markets, but remain cautious given continuing uncertainties in the broader global economy.”

“Our operational cost discipline and targeted market investments have served us well throughout this economic cycle, and helped our return to profitability,” said Mary Jane Raymond, the company’s executive vice president and chief financial officer.

Regional Results

The regional results in constant currency were as follows:

•
Europe gross margin up 16 percent compared with second quarter 2009, and up 13 percent compared with first quarter 2010, led by 35 percent growth in the U.K. compared with second quarter 2009 and 19 percent sequentially

•
Australia and New Zealand gross margin up 8 percent compared with second quarter 2009, and up 26 percent compared with first quarter 2010, led by an increase of 40 percent in permanent recruitment compared with second quarter 2009

•	Asia gross margin up 43 percent compared with second quarter 2009 and up 16 percent compared with first quarter 2010

•	North America gross margin down 5 percent compared with second quarter 2009, but up 8 percent compared with first quarter 2010

Liquidity and Capital Resources

The company ended the second quarter of 2010 with $37.9 million in cash, an increase from $24.1 million in cash at the end of the first quarter, including the proceeds of the equity offering completed in early April 2010. The company had $12.8 million in borrowings under its credit facilities.

The company made certain changes to its credit facilities subsequent to quarter end.  It completed a new A$15 million ($13.5 million at current exchange rates) credit agreement in Australia due to finding more favorable terms, and accordingly, amended the Wells Fargo Foothill agreement to include only the U.S. and U.K. receivables. The availability under the new Australian agreement and the amended Wells Fargo Foothill agreement is $15.2 million. The company is in the process of considering other improvements to its remaining U.S. and U.K. credit arrangements.  Availability under other local country facilities is $3.8 million for a total availability of $19.0 million.

Guidance

The company currently expects third quarter 2010 revenue of $190 - $200 million and slightly positive EBITDA at prevailing exchange rates.  This compares with revenue of $169.6 million and an EBITDA loss of $6.0 million in the third quarter of 2009.

Additional Information

Additional information about the company’s quarterly results can be found in the shareholder letter and the quarterly earnings slides in the investor information section of the company’s Web site at www.hudson.com.

Conference Call/Webcast

Hudson Highland Group will conduct a conference call Wednesday, August 4, 2010 at 9:00 a.m. ET to discuss this announcement. Individuals wishing to listen can access the Web cast on the investor information section of the company's Web site at www.hudson.com.

The archived call will be available on the investor information section of the company's Web site at www.hudson.com.

About Hudson Highland Group

Hudson Highland Group, Inc. is a leading provider of permanent recruitment, contract professionals and talent management services worldwide. From single placements to total outsourced solutions, Hudson helps clients achieve greater organizational performance by assessing, recruiting, developing and engaging the best and brightest people for their businesses. The company employs more than 2,000 professionals serving clients and candidates in approximately 20 countries. More information is available at www.hudson.com.

Safe Harbor Statement

This press release contains statements that the company believes to be "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact included in this press release, including statements regarding the company’s future financial condition, results of operations, business operations and business prospects, are forward-looking statements. Words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “predict,” “believe” and similar words, expressions and variations of these words and expressions are intended to identify forward-looking statements. All forward-looking statements are subject to important factors, risks, uncertainties and assumptions, including industry and economic conditions’ that could cause actual results to differ materially from those described in the forward-looking statements. Such factors, risks, uncertainties and assumptions include, but are not limited to, global economic fluctuations; the ability of clients to terminate their relationship with the company at any time; risks in collecting the company’s accounts receivable; the company’s history of negative cash flows and operating losses may continue; the company’s limited borrowing availability under its credit facility, which may negatively impact its liquidity; restrictions on the company’s operating flexibility due to the terms of its credit facility; risks related to fluctuations in the company’s operating results from quarter to quarter; risks related to international operations, including foreign currency fluctuations; risks associated with the company’s investment strategy; risks and financial impact associated with dispositions of underperforming assets; implementation of the company’s cost reduction initiatives effectively; the company’s heavy reliance on information systems and the impact of potentially losing or failing to develop technology; competition in the company’s markets; the company’s exposure to employment-related claims from both clients and employers and limits on related insurance coverage; the company’s dependence on key management personnel; the company’s ability to attract and retain highly skilled professionals; volatility of the company’s stock price; the impact of government regulations; and restrictions imposed by blocking arrangements. Additional information concerning these and other factors is contained in the company's filings with the Securities and Exchange Commission. These forward-looking statements speak only as of the date of this document. The company assumes no obligation, and expressly disclaims any obligation, to update any forward-looking statements, whether as a result of new information, future events or otherwise.

###
Financial Tables Follow

HUDSON HIGHLAND GROUP, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except share and per share amounts)
(unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2010	2009	2010	2009

Revenue	$194,969	$173,848	$375,087	$338,998
Direct costs	120,732	108,964	234,430	212,110
Gross margin	74,237	64,884	140,657	126,888
Operating expenses:
Selling, general and administrative expenses	71,411	69,329	139,743	141,030
Depreciation and amortization	2,186	2,840	4,472	6,628
Business reorganization and integration expenses	551	3,562	664	9,401
Goodwill and other impairment charges	-	1,549	-	1,549
Total operating expenses	74,148	77,280	144,879	158,608
Operating income (loss)	89	(12,396)	(4,222)	(31,720)
Other (expense) income:
Interest, net	(243)	(182)	(475)	(372)
Other, net	846	54	1,501	674
Income (loss) from continuing operations before provision for income taxes	692	(12,524)	(3,196)	(31,418)
Provision for (benefit from) income taxes	515	2,975	766	(1,085)
Income (loss) from continuing operations	177	(15,499)	(3,962)	(30,333)
Income (loss) from discontinued operations, net of income taxes	52	(2,272)	(17)	7,003
Net income (loss)	$229	$(17,771)	$(3,979)	$(23,330)
Basic earnings (loss) per share:
Income (loss) from continuing operations	$0.01	$(0.59)	$(0.14)	$(1.18)
Income (loss) from discontinued operations	0.00	(0.09)	(0.00)	0.27
Net income (loss)	$0.01	$(0.68)	$(0.14)	$(0.91)

Diluted earnings (loss) per share:
Income (loss) from continuing operations	$0.01	$(0.59)	$(0.14)	$(1.18)
Income (loss) from discontinued operations	0.00	(0.09)	(0.00)	0.27
Net income (loss)	$0.01	$(0.68)	$(0.14)	$(0.91)

Weighted average shares outstanding:
Basic	30,947	26,311	28,616	25,744
Diluted	31,311	26,311	28,616	25,744

HUDSON HIGHLAND GROUP, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands, except per share amounts)
(unaudited)

	June 30,	December 31,
	2010	2009
ASSETS
Current assets:
Cash and cash equivalents	$37,896	$36,064
Accounts receivable, net	119,851	98,994
Prepaid and other	13,703	13,308
Total current assets	171,450	148,366
Property and equipment, net	15,649	19,433
Other assets	14,156	14,145
Total assets	$201,255	$181,944

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$9,389	$12,811
Accrued expenses and other current liabilities	72,608	54,103
Short-term borrowings	12,748	10,456
Accrued business reorganization expenses	3,370	8,784
Total current liabilities	98,115	86,154
Other non-current liabilities	8,531	10,768
Income tax payable, non-current	8,026	8,415
Accrued business reorganization expenses, non-current	667	347
Total liabilities	115,339	105,684
Stockholders’ equity:
Preferred stock, $0.001 par value, 10,000 shares authorized; none issued or outstanding	-	-
Common stock, $0.001 par value, 100,000 shares authorized; issued 32,178 and 26,836 shares, respectively	32	27
Additional paid-in capital	465,786	445,541
Accumulated deficit	(407,493)	(403,514)
Accumulated other comprehensive income—translation adjustments	27,597	34,509
Treasury stock, 1 and 114 shares, respectively, at cost	(6)	(303)
Total stockholders’ equity	85,916	76,260
Total liabilities and stockholders' equity	$201,255	$181,944

HUDSON HIGHLAND GROUP, INC.
SEGMENT ANALYSIS - QUARTER TO DATE
(in thousands)
(unaudited)

For The Three Months Ended June 30, 2010	Hudson Americas	Hudson Europe	Hudson ANZ	Hudson Asia	Corporate	Total
Revenue, from external customers	$40,819	$80,717	$65,249	$8,184	$-	$194,969
Gross margin, from external customers	$10,039	$34,559	$21,723	$7,916	$-	$74,237
Business reorganization and integration expenses (recovery)	$101	$450	$-	$-	$-	$551
Non-operating expense (income), including corporate administration charges	393	1,148	1,015	38	(3,440)	(846)
EBITDA (Loss) (1)	$(991)	$2,466	$1,369	$1,311	$(1,034)	$3,121
Depreciation and amortization expenses						2,186
Interest expense, net						243
Provision for income taxes						515
Income from discontinued operations, net of taxes						(52)
Net income						$229

For The Three Months Ended June 30, 2009	Hudson Americas	Hudson Europe	Hudson ANZ	Hudson Asia	Corporate	Total
Revenue, from external customers	$43,133	$68,187	$56,653	$5,875	$-	$173,848
Gross margin, from external customers	$10,512	$31,280	$17,661	$5,431	$-	$64,884
Business reorganization and integration expenses (recovery)	$1,125	$2,328	$(8)	$104	$13	$3,562
Non-operating expense (income), including corporate administration charges	531	690	(243)	168	(1,200)	(54)
EBITDA (Loss) (1)	(2,003)	(2,220)	817	(2,063)	(4,033)	(9,502)
Depreciation and amortization expenses						2,840
Interest expense, net						182
Provision for income taxes						2,975
Loss from discontinued operations, net of taxes						2,272
Net loss						$(17,771)

For the Three Months Ended September 30, 2009	Hudson Americas	Hudson Europe	Hudson ANZ	Hudson Asia	Corporate	Total
Revenue, from external customers	$35,705	$67,898	$59,026	$7,018	$-	$169,647
Gross margin, from external customers	$9,264	$29,565	$18,755	$6,606	$-	$64,190
Business reorganization and integration expenses (recovery)	$592	$1,881	$405	$-	$-	$2,878
Non-operating expense (income), including corporate administration charges	569	554	(12)	70	(1,280)	(99)
EBITDA (Loss) (1)	$(2,795)	$(2,406)	$1,155	$961	$(2,913)	$(5,998)
Depreciation and amortization expenses						2,741
Interest expense, net						97
Benefit from income taxes						(1,215)
Income from discontinued operations, net of taxes						(770)
Net loss						$(6,851)

(1)
Non-GAAP earnings before interest, income taxes, and depreciation and amortization (“EBITDA”) are presented to provide additional information about the company’s operations on a basis consistent with the measures which the company uses to manage its operations and evaluate its performance. Management also uses these measurements to evaluate capital needs and working capital requirements. EBITDA should not be considered in isolation or as a substitute for operating income, cash flows from operating activities, and other income or cash flow statement data prepared in accordance with generally accepted accounting principles or as a measure of the company’s profitability or liquidity. Furthermore, EBITDA as presented above may not be comparable with similarly titled measures reported by other companies.

(2)	Prior year revenue has been reclassed to conform to current year presentation.

HUDSON HIGHLAND GROUP, INC.
SEGMENT ANALYSIS - YEAR TO DATE
(in thousands)
(unaudited)

For The Six Months Ended June 30, 2010	Hudson Americas	Hudson Europe	Hudson ANZ	Hudson Asia	Corporate	Total
Revenue, from external customers	$80,325	$157,372	$122,071	$15,319	$-	$375,087
Gross margin, from external customers	$19,331	$67,074	$39,499	$14,753	$-	$140,657
Business reorganization and integration expenses (recovery)	$243	$537	$(116)	$-	$-	$664
Non-operating expense (income), including corporate administration charges	(116)	2,326	1,597	226	(5,534)	(1,501)
EBITDA (Loss) (1)	$(1,232)	$2,901	$1,617	$1,907	$(3,442)	$1,751
Depreciation and amortization expenses						4,472
Interest expense, net						475
Provision for income taxes						766
Loss from discontinued operations, net of taxes						17
Net loss						$(3,979)

For The Six Months Ended June 30, 2009	Hudson Americas	Hudson Europe	Hudson ANZ	Hudson Asia	Corporate	Total
Revenue, from external customers	$87,156	$134,575	$106,649	$10,618	$-	$338,998
Gross margin, from external customers	$21,482	$61,584	$33,964	$9,858	$-	$126,888
Business reorganization and integration expenses (recovery)	$2,746	$4,666	$1,877	$98	$14	$9,401
Non-operating expense (income), including corporate administration charges	1,136	882	(70)	(221)	(2,401)	(674)
EBITDA (Loss) (1)	(7,393)	(5,829)	(935)	(2,678)	(7,583)	(24,418)
Depreciation and amortization expenses						6,628
Interest expense, net						372
Benefit from income taxes						(1,085)
Incme from discontinued operations, net of taxes						(7,003)
Net loss						$(23,330)

(1)
Non-GAAP earnings before interest, income taxes, and depreciation and amortization (“EBITDA”) are presented to provide additional information about the company’s operations on a basis consistent with the measures which the company uses to manage its operations and evaluate its performance. Management also uses these measurements to evaluate capital needs and working capital requirements. EBITDA should not be considered in isolation or as a substitute for operating income, cash flows from operating activities, and other income or cash flow statement data prepared in accordance with generally accepted accounting principles or as a measure of the company’s profitability or liquidity. Furthermore, EBITDA as presented above may not be comparable with similarly titled measures reported by other companies.

(2)	Prior year revenue has been reclassed to conform to current year presentation.

HUDSON HIGHLAND GROUP, INC.
Reconciliation For Constant Currency
(in thousands)
(unaudited)

The company defines the term “constant currency” to mean that financial data for a period are translated into U.S. Dollars using the same foreign currency exchange rates that were used to translate financial data for the previously reported period. The company uses constant currency to depict the current period results at the exchange rates of the prior period. Changes in revenues, direct costs, gross margin and selling, general and administrative expenses include the effect of changes in foreign currency exchange rates. Variance analysis usually describes period-to-period variances that are calculated using constant currency as a percentage. The company’s management reviews and analyzes business results in constant currency and believes these results better represent the company’s underlying business trends.

The company believes that these calculations are a useful measure, indicating the actual change in operations. Earnings from subsidiaries are rarely repatriated to the United States, and there are no significant gains or losses on foreign currency transactions between subsidiaries. Therefore, changes in foreign currency exchange rates generally impact only reported earnings and not the company’s economic condition.

	2010			2009
		Currency	Constant
	As Reported	Translation	Currency	As Reported
Revenue:
Hudson Americas	$40,819	$(28)	$40,791	$43,133
Hudson Europe	80,717	3,916	84,633	68,187
Hudson ANZ	65,249	(8,566)	56,683	56,653
Hudson Asia	8,184	(158)	8,026	5,875
Total	194,969	(4,836)	190,133	173,848
Direct costs:
Hudson Americas	30,780	-	30,780	32,621
Hudson Europe	46,158	2,100	48,258	36,907
Hudson ANZ	43,526	(5,905)	37,621	38,992
Hudson Asia	268	(6)	262	444
Total	120,732	(3,811)	116,921	108,964
Gross margin:
Hudson Americas	10,039	(28)	10,011	10,512
Hudson Europe	34,559	1,816	36,375	31,280
Hudson ANZ	21,723	(2,661)	19,062	17,661
Hudson Asia	7,916	(152)	7,764	5,431
Total	$74,237	$(1,025)	$73,212	$64,884
Selling, general and administrative (1)
Hudson Americas	$11,223	$(37)	$11,186	$12,049
Hudson Europe	31,296	1,545	32,841	31,488
Hudson ANZ	19,883	(2,771)	17,112	17,611
Hudson Asia	6,689	(135)	6,554	5,769
Corporate	4,506	-	4,506	5,252
Total	$73,597	$(1,398)	$72,199	$72,169

(1)	Selling, general and administrative expenses include depreciation and amortization expenses.